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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 11, 1998

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
[ ]  Definitive Proxy Statement     Only (as permitted by Rule 14A-6(e)(2))
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 248.14a-11(c) or Section 240.14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                     AMERICAN BANKERS INSURANCE GROUP, INC.
                    LEVERAGED EMPLOYEE STOCK OWNERSHIP PLAN


                   VOTING INSTRUCTIONS TO INVESTMENT MANAGER

        The undersigned participant in the American Bankers Insurance Group, Inc. Leveraged Employee Stock Ownership Plan (the "Plan") hereby instructs U.S. Trust Company of California, N.A. ("U.S. Trust"), as Investment Manager of the Plan, to direct the Plan trustee to vote, as designated on the reverse side, all shares of the common stock, par value $1.00 per share ("Common Stock"), of American Bankers Insurance Group, Inc. at the Special Meeting of Shareholders to be held on March 27, 1998, and at any and all adjournments or postponements thereof.

        THIS INSTRUCTION CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RECEIVED BY U.S. TRUST'S AGENT BY 5:00 P.M. EASTERN TIME ON MARCH 25, 1998. IF THIS INSTRUCTION CARD IS PROPERLY SIGNED, DATED AND TIMELY RECEIVED, BUT NO INSTRUCTIONS ARE GIVEN, THE SHARES OF COMMON STOCK ALLOCATED TO YOUR PLAN ACCOUNT WILL BE VOTED BY THE TRUSTEE AS DIRECTED BY U.S. TRUST IN ITS EXCLUSIVE DISCRETION.

        IF THIS INSTRUCTION CARD IS NOT TIMELY RECEIVED BY U.S. TRUST'S AGENT, THE SHARES OF COMMON STOCK ALLOCATED TO YOUR PLAN ACCOUNT WILL BE VOTED BY THE TRUSTEE AS DIRECTED BY U.S. TRUST IN ITS EXCLUSIVE DISCRETION.

        PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS INSTRUCTION CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.
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American Bankers Insurance Group, Inc.
Leveraged Employee Stock Ownership Plan

Please mark your votes as indicated in this example |X|

      PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY

                                                           For  Against Abstain

1. Approval and adoption of the Merger Agreement by and    | |    | |     | |
   among American Bankers Insurance Group, Inc., American
   International Group, Inc. and AIGF, Inc., and the merger contemplated thereby, as described in the accompanying Proxy Statement/Prospectus, dated
   January 30, 1998, as supplemented on March 10, 1998.


2. Approval of any proposal which may be submitted by      | |    | |     | |
   American Bankers Insurance Group, Inc. to adjourn or postpone the Special Meeting to a later date to solicit additional proxies in favor of the proposal to approve and adopt the Merger Agreement and the merger contemplated thereby in the event that there are not sufficient votes for such approval at the Special Voting.



                                        Dated:________________________ 1998


                                        ___________________________________
                                        Signature(s)

                                        ___________________________________
                                        Signature(s)

                                        Please date this Instruction Card and
                                        sign it exactly ad your name or
                                        name(s) appears to the left.

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